UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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The ExOne Company

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*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Shareholder Meeting to Be Held on May 13, 2020.  Meeting Information  THE EXONE COMPANY  Meeting Type: Annual Meeting  For holders as of: March 16, 2020  Date: May 13, 2020 Time: 10:00 AM EDT  Location:  The ExOne Company  127 Industry Boulevard  North Huntingdon, Pennsylvania 15642  You are receiving this communication because you hold  shares in the company named above.   This is not a ballot. You cannot use this notice to vote these  shares. This communication presents only an overview of  the more complete proxy materials that are available to  you on the Internet. You may view the proxy materials  online at www.proxyvote.com or easily request a paper copy  (see reverse side).   We encourage you to access and review all of the important  information contained in the proxy materials before voting.  E94623-P34664  See the reverse side of this notice to obtain  proxy materials and voting instructions.

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  NOTICE AND PROXY STATEMENT 2019 ANNUAL REPORT  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the  following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for  requesting a copy. Please choose one of the following methods to make your request:      1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked  by the arrow (located on the following page) in the subject line.  .  XXXX XXXX XXXX XXXX  .  XXXX XXXX XXXX XXXX  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before May 1, 2020 to facilitate timely delivery.  How To Vote  E94624-P34664  Please Choose One of the Following Voting Methods  Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To  do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain  the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to,  the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials  for any special requirements for meeting attendance.  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box  marked by the arrow    XXXX XXXX XXXX XXXX   (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

The Board of Directors recommends you vote FOR  the following proposals:  2. Ratification of the appointment of Schneider  Downs & Co., Inc. as the Company's independent  registered public accounting firm for the year  ending December 31, 2020.  1. Election of Directors. The nominees are:   Nominees:   1a. S. Kent Rockwell  3. Approval of amendment to Certificate of  Incorporation to provide for stockholder removal  of directors with or without cause.   1b. John F. Hartner  4. Approval, on a non-binding advisory basis, of the  compensation paid to named executive officers  in 2019.   1c. John Irvin   1d. Gregory F. Pashke  NOTE: Such other business as may properly come  before the meeting or any adjournment thereof.   1e. Lloyd A. Semple   1f. William F. Strome   1g. Roger W. Thiltgen  E94625-P34664   1h. Bonnie K. Wachtel

Voting Instructions   E94626-P34664